NASDAQ: WRAP wrap.com

WRAP®

WRAP TECHNOLOGIES

Global Leader in Innovative Public Safety Technologies and Services

September 2021

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model, as well as other risk factors included in the Company's most recent annual report on Form 10-K, quarterly report on Form 10-Q and other SEC filings. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

WRAP

Corporate Overview

Unique, Patented Solution
No known direct competitors

Experienced Management

Rapid Growth
Domestic & international sales, training, manufacturing capacity

Product Development
Continuous improvement in product design

Broadening Reach
3,016 officers at 872 agencies trained & certified

$302.3 million
Market Cap.
(as of 8/31/2021)

$43 million
Cash & short-term investments
(as of 6/30/2021)

23,000+
Shareholders
(as of 6/30/2021)

NASDAQ: WRAP wrap.com

Introducing BolaWrap®

"AN INNOVATION THAT IS CHANGING THE WORLD OF POLICING."

Chief Luther Reynolds | Charleston Police Department

VIEW VIDEO DEMO



Step 1: Aim

Like "Remote Handcuffs", BolaWrap is a hand-held remote restraint device that discharges an 8-foot bola style Kevlar® tether at 513 feet per second to wrap a subject's legs or arms at an effective range of 10-25 feet. BolaWrap has a patented green line laser for precision and accuracy.



Step 2: Deploy

Created for law enforcement and the military, BolaWrap is the only remote response to resistance tool that ensures a safe space between the subject and officer, does not rely on pain compliance and is specifically designed to be deployed early in an encounter to decrease the potential for injury to the subject, bystanders or the officer.



Step 3: Restrain

Inflicting pain often escalates encounters, BolaWrap's non-threatening form allows time to de-escalate and provide needed support for persons in crisis.

WRAP®

Police Need Better Tools

"There is a gap in the list of tools used by law enforcement between verbal commands and tools that inflict pain. The BolaWrap fills that gap."

Chief Don De Lucca

Former President, International Association of Chiefs of Police

3-time Chief of Police, WRAP® Consultant



810

People have been shot and killed by police in 2019.[2]

1081

Deaths involving TASER® since 2000[3]



USE OF FORCE CONTINUUM

Use of force experts place BolaWrap lower on the Use of Force Continuum than handcuffs and recommend BolaWrap be carried by all frontline officers.

Report on the Efficacy and Safety of BolaWrap | United Kingdom[16]


CONTROLLED SAFE
HOSTILE
GUN
TASER
RUBBER BULLETS/
BEAN BAG ROUNDS
PEPPER SPRAY
BOLA WRAP REMOTE RESTRAINT
VERBAL COMMANDS
FREQUENCY OF USE

Police Are Facing a Major Issue

"Deputies respond 10 times a day to people experiencing serious mental health crises, which translates to roughly 3,000 responses annually."

Jim Hart | Santa Cruz County Sheriff



POLICE

1 in 10

Police encounters involve mentally ill[1]

1 in 4

Fatal police encounters involve mentally ill[1]

"Every four minutes in the city [NYC], there is a call for an emotionally disturbed person (EDP)."

Eric Adams | Brooklyn Borough President, NYPD Police Captain, Retired

Litigations & Settlements

Police Departments, Insurance Providers, & Taxpayers are all Paying the Price



$1M+ Per Day

Cost per day for arrests in New York City alone. Exact cost is $1,134,000 per day for a total of $410,000,000 for the year.[8]

$12 Million

Average payout for litigation and insurance for cases alleging misconduct by 20 large cities.[7] **Insurance companies are attending BolaWrap Demonstrations.**

$1.02 Billion

Paid out by 10 cities with the largest police departments. They paid out $248.7 million in 2015 in settlements and court judgements in police misconduct cases, a 48% increase from $168.3 million in 2010.[6]

BolaWrap®

Compliance Without Pain

De-escalate Encounters

Helps Keep Officers & Subjects Safe

Reduces Litigation

Contributes to Restoring Trust Between

Community & Law Enforcement

14
U.S. patents granted

4
Trademarks filed in U.S. and targeted foreign countries

6
Foreign patents granted

55
Countries covered by foreign patents filed

Multiple
U.S and foreign patents pending



DEVICE
Customizable colors and accessories for personalized departments

CARTRIDGE
Serialized, one-time use


17BWC0008964



ACCESSORIES
Holsters, belt clips, etc.

NASDAQ: WRAP wrap.com

Market Size & Opportunity



NON-LETHAL WEAPONS MARKET
$11.85B
2023
$6.32B
2016

CURRENT OPPORTUNITIES

900,000
Police officers in the US[10]

12,435,974
Police Officers globally[10]

75,000,000
Military personnel globally[10]

FUTURE OPPORTUNITIES

4,900,000+
Elementary , secondary & post secondary school teachers[11]

20,000,000+
Private security workers worldwide[12]

TOTAL ADDRESSABLE MARKET

110,000,000+

The Public is Watching

100,000,000+
Product Social Media Views

1,000+
Product Television Appearances

1,500,000+
Website Visitors

FOX NEWS channel | CNN | abc NEWS | USA TODAY | BBC | POLITICO | yahoo! finance | FOX BUSINESS | POPULAR SCIENCE

WRAP

NASDAQ: WRAP wrap.com

BolaWrap®
Current Partners

600+

Police agencies in the US and 46 countries currently have BolaWrap devices.



United States
Las Vegas
San Diego
Phoenix
Tucson
El Paso
San Antonio
New Orleans
Jacksonville

WRAP

BolaWrap On Bodycam

BolaWrap has been used dozens of times by agencies across the the United States to safely apprehend noncompliant suspects and subjects in crisis.

St. Cloud, Florida


Subject's legs are wrapped.
Subject is off balance and surprised, giving officers time
"BolaWrap Deployed"

LaGrange, Georgia


Subject's arm is wrapped and pinned to his side.
Subject is surprised, giving officers time to rush in
and take him into custody safely.
without inflicting pain or needing to use
higher levels of force.
"BolaWrap Deployed"

Virginia, Minnesota


Subject's arms are wrapped and he is surprised,
giving officers time to approach and take him into custody,
without escalation or need for higher levels of force.

Wyoming, Minnesota


making it safer for officers to close the gap and secure him

Glenwood Springs, Colorado


Subject's ankles are tightly wrapped,
giving officers time to rush in and take control of the subject
without injury to himself or others.
"BolaWrap Deployed"

Northern York, Pennsylvania



Fruitland, Maryland


Subject's arms are wrapped and he reacts by falling to the ground,
allowing officers time to control the subject
without injury or using higher levels of force.
"BolaWrap Deployed"

Mountlake Terrace, Washington


Subject's arms are wrapped and he is unable to break free
making it safer for officers to rush in and gain control
without using higher levels of force.

Beaufort, South Carolina


Subject's arms are wrapped, distracting the subject
and giving officers time to rush in and handcuff him
without needing to use higher levels of force.

Distribution Network

"It took us 15 years to establish TASER® in the law enforcement space. This company has been able to do it in less than a year."

Tom Smith
CEO & President, WRAP Technologies
Cofounder, Taser International

United States

US Distributor Network

14
Distributors

50
States Covered by Distributors

100+
Distributor personnel selling BolaWrap products to US law enforcement customers

570+
Police agencies currently testing or carrying BolaWrap in the field

3000+
Officers have been trained

International

International Distributor Network

44
Distributors

46
Countries purchased BolaWrap product and received shipments

66
Countries with export licenses

Sales Cycle

- **Demonstration**
- **Training**
  - Initial Purchase
  - Pay For Training
- **Policy Writing**
- **Field Testing**
  Supervisors, SWAT
- **Full Agency Deployment**

United States - *decisions made by each department's Chief*

18,000+ police departments[14]
900,000+ officers[10]


POLICE DEPARTMENT
CITY OF NEW YORK

Large Departments Federal Agencies →

- Internal Sales Team Trained by WRAP Training Academy
- More Decision Makers
- Longer Sales Cycle
- Larger Orders



Small Departments →

- Distributor Network Trained By WRAP Training Academy
- Less Decision Makers
- Shorter Sales Cycle
- Smaller Orders

International - *decisions made on national level by individual entities*

1 department (e.g. Indonesia National Police)
387,000+ officers[15]



Large Departments Federal Agencies →

- Distributor Network Trained By WRAP Training Academy
- Less Decision Makers
- Low Visibility
- Sales Cycle
- Significant Orders

Trained officers are a precursor to sales activity

Manufacturing

11,000+ sq ft manufacturing, training, and engineering facility in Tempe, AZ.

Production capacity in Q4 increased as a result of efficiency improvement efforts and manufacturing facility reconfiguration.



Production Capacity: 1-Shift Operation (current)					
	Mfg Lines	Week	Month	Year	Surge
Device	1	225	900	10,800	13,500
Cartridge	1	900	3,600	43,200	54,000

Production Capacity: 2-Shift Operation (when necessary)					
	Mfg Lines	Week	Month	Year	Surge
Device	1	450	1,800	21,600	27,000
Cartridge	1	1,800	7,200	86,400	108,000

Production Capacity: 2-Shift Operation, Multiple Lines (future capacity)					
	Mfg Lines	Week	Month	Year	Surge
Device	2	900	3,600	43,200	54,000
Cartridge	3	5,400	21,600	259,200	324,000

WRAP

Introducing WRAP Reality™

Cutting-edge virtual reality training technology for law enforcement and security personnel









FULL IMMERSION
Virtual reality brings the "stress" of the real world into the training space (minimum 10' x 10'; maximum 30' x 30')

QUALITY CONTENT
Each module is designed by police training experts

WIDE SPECTRUM OF SKILL SETS
Use of force, de-escalation, conflict resolution, and process and procedure

LARGE LIBRARY OF TRAINING MODULES
More than 36 modules representing a variety of relevant scenarios law enforcement officers face on a regular basis

360 THREAT VECTORS
Danger comes from all directions (e.g., above, and below)

INNOVATION
WRAP Reality has early access to cutting edge technology from some of America's largest, and most prominent technology companies

EASE OF TRANSPORT
Entire system can fit inside of two 3' x 2' x 2' Pelican cases

EASE OF USE
Basic operation can be learned in under an hour

EASE OF INSTALLATION
On-site installation and train-the-trainer sessions

Environmental Social Governance

ESG Approach:

1. WRAP will focus on the social aspect of ESG the most because the company is in a unique position in that category.

2. As an overall checklist, WRAP will fine tune operations to be in-line with SDG guidelines (Social Development Guidelines clearly set and stated by the UN).

3. WRAP has applied to become a United Nations Signatory.

Top ESG Initiatives achieved year-to-date:

- ✓ Internally investigated WRAP's supply chain to make sure the company isn't enabling companies that are acting outside of ESG guidelines
- ✓ Reviewed the firm's hiring practices to assure diversification, fairness and equal opportunities
- ✓ Identified how the company could do more socially
- ✓ Hired an ESG consultant to give a fairness opinion and offer areas we could improve on
- ✓ Led an all-employee event on ESG on April 12-13
- ✓ ESG letter published on August 9th

Corporate Information

40.5 million
Shares Outstanding
(7/28/2021)

26.8million
Non-Affiliate Public Float
(7/28/2021)

13.7 million
Insider Ownership
(7/28/2021)

$43 million
Cash & Short-term investments
(6/30/2021)

$48.8 million
Stockholders' Equity
(6/30/2021)

$46.8 million
Working Capital
(6/30/2021)

6.1 million
Options, Warrants & RSUs
(6/30/2021)

23,000+
Shareholders
(6/30/2021)

Company Timeline

Pre-IPO
Patents on BolaWrap device & its cartridges filed & issued

Hired Don De Lucca former Head of IACP and former Chief of Miami Beach as Chief Strategy Officer

Hired Mike Rothans former Assistant Sheriff at LA County Sheriff's Department, as Chief Operating Officer

December 2017
Wrap Technologies closes IPO raising $3.49M

50 shareholders on cap table

July 2018
Field testing of BolaWrap begins

August 2018
First International BolaWrap order received

October 2018
Completion of $13.68M financing led by management & existing shareholders

December 2018
WRTC up-listed to Nasdaq

1,000+ shareholders on cap table

February 2019
Rick Guilbault, founder of TASER International's Training Academy, joins as Vice President of Training

March 2019
Tom Smith, former founder of Taser International (now Axon), joins as Wrap President

Tom Smith appears on Varney & Co. on Fox Business

April 2019
First use case occurs in Fort Worth, TX during SWAT arrest

Sales focus shifts to distributor model

June 2019
Raises $12.5M led by existing investors

Joins Russell 2000 and 3000 indexes

July 2019
First $1M+ order from international distributors

October 2019
Opening of new 11,000 square-foot manufacturing facility to increase manufacturing capacity

Reports 352% increase in Q3 revenue compared to Q3 2018

Appoints Scott Klug to VP of New Product Development

December 2019
LAPD announces training of 1000+ officers in their department on the BolaWrap

January 2020
Shipped international purchase orders for 200 BolaWraps and 2,000 cartridges and accessories

11,000+ shareholders on cap table

February 2020
Began field testing with LAPD; approximately 200 BolaWraps circulating among 1,100 officers

June 2020
Completion of $12.4M financing

27th country purchases BolaWrap

September 2020
First BolaWrap deployments captured on bodycam

December 2020
Acquisition of NSENA VR platform and WRAP Reality launch

February 2021
Tom Smith named CEO

March 2021
WRAP Appoints Four New Independent Board Members

May 2021
First 50 documented BolaWrap field uses reported to result in over 80% success rate

WRAP

Leading Experts

Management



Thomas Smith

CEO, PRESIDENT AND DIRECTOR

Cofounder – TASER International



Jim Barnes

FOUNDER
CHIEF FINANCIAL OFFICER

Turtle Beach
Parametric Sound



Glenn Hickman

CHIEF OPERATING OFFICER

Axon (TASER International)
Stanford
Northwestern



Marcy Rigoni

VP – HUMAN RESOURCES

Axon (TASER International)
Deloitte



Paul Manley

VP – INVESTOR RELATIONS

Ladenburg Thalmann
Northland Capital Markets
Stifel Financial Corp.



Mario Knapp

VP – TRAINING

Miami Dade Police Department



Clark Dever

VP – PRODUCT MANAGEMENT, WRAP REALITY

Techstars
RED-INC

WRAP

Leading Experts cont.

Board of Directors



Patrick Kinsella
CHAIRMAN AND INDEPENDENT DIRECTOR
PennyMac
KPMG



Thomas Smith
CEO, PRESIDENT AND DIRECTOR
Cofounder – TASER International



Scot Cohen
FOUNDER AND DIRECTOR
Iroquois Capital



Kimberly Sentovich
INDEPENDENT DIRECTOR
Walmart
Home Depot
Gymboree



Michael Parris
INDEPENDENT DIRECTOR
Shaq Brand
Lieutenant, Newark PD

Leading Experts cont.

Board of Directors



Jeff Kukowski

INDEPENDENT DIRECTOR
TASER International
Cloudbolt Software



Kevin Sherman

INDEPENDENT DIRECTOR
Tractor Beverages



Wayne Walker

INDEPENDENT DIRECTOR
National Philanthropic Trust
Dupont Company



TJ Kennedy

INDEPENDENT DIRECTOR
FirstNet
Qumu

Corporate Milestones

23,000+	shareholders
570+	Departments & 41 countries have BolaWrap
3000+	Officers trained on BolaWrap
4,000+	Domestic police requests for demos, training, quotes
770+	International requests for demos, training & quotes
Quoting Orders	Daily through domestic & international distributors
Increase	In field deployments and bodycams
1000+	Television appearances surrounding demos & training
100M+	Views across social media platforms

Endnotes

[1] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs

[2] https://www.washingtonpost.com/graphics/2019/national/police-shootings-2019/

[3] https://www.reuters.com/investigates/special-report/usa-taser-tracker/

[4] https://scholarworks.waldenu.edu/dissertations/3420/

[5] https://en.wikipedia.org/wiki/Black_Lives_Matter

[6] Article 'Cost of Police-Misconduct Cases Soars in big U.S. Cities' Washington Post, Dan Frosch & Zusha Elinson

[7] City Lawsuit Costs Report; Governing.com

[8] Article 'How Much Does the NYPD Spend On Misdemeanor Arrests', Newsweek, Victoria Bekiempis

[9] Non-Lethal Weapons - Global Market Outlook (2017-2023); Report Buyer

[10] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice

[11] https://en.wikipedia.org/wiki/List_of_countries_by_number_of_military_and_paramilitary_personnel

[12] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwideinfographic

[13] https://www.bls.gov/ooh/education-training-and-library/postsecondary-teachers.htm https://nces.ed.gov/fastfacts/display.asp?id=28

[14] https://en.wikipedia.org/wiki/Law_enforcement_in_the_United_States

[15] https://en.wikipedia.org/wiki/Indonesian_National_Police

[16] https://wraptechnologies.com/wp-content/uploads/2020/07/Summary.UK-Report-final-21-5-20.pdf

NASDAQ: WRAP wrap.com

WRAP®

Wrap Technologies, Inc.

1817 W 4TH STREET
TEMPE, ARIZONA 85281

Paul Manley

VP – INVESTOR RELATIONS
(612) 834-1804
PMANLEY@WRAP.COM